                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust
1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
             25-Oct-99

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio
          (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                                no


               Initial ADCB                                                                                     273,826,503.00

                                                                                               ADCB of
                                           ADCB of                                           Cumulative             Cumulative
                                         Cumulative                 Cumulative           Defaulted Contracts         Net Loss
                                     Defaulted Contracts            Recoveries            net of Recoveries            Ratio
                                     -------------------            ----------            -----------------            -----
               2 months prior               3,051,199.47            2,055,710.32                  995,489.15              0.36%
               1 month prior                3,916,742.63            2,060,229.46                1,856,513.17              0.68%
               Current                      3,916,742.63            2,239,410.62                1,677,332.01              0.61%
                                         ---------------            ------------             ---------------            ------
               Average                      3,628,228.24            2,118,450.13                1,509,778.11              0.55%

               Annualized maximum Cumulative Net Loss Ratio                                                               1.00%
               Average Cumulative Net Loss Ratio                                                                          0.55%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                                     no

C) An Event of Default has occurred and is continuing (yes/no)                                                  no

          (a)  failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)        no

          (b)  failure to pay the then outstanding principal amount of any Note, if any, on its                 no
               related Maturity Date (yes/no)

Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust
1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
             25-Oct-99
Obligor Event Trigger Determination
-----------------------------------

      The current period is less than 16 months after the n/a Closing Date (January 4, 1999) (yes / n/a)                        n/a
      If the current period is less than 16 months after the closing date, one of the top five Obligors,
        as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                         n/a

      The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is no / n/a
        if not applicable)                                                                                                      n/a
        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                       n/a
        b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are
            expected                                                                                                            n/a
        c)  a Successor Servicer has been appointed                                                                             n/a

An Obligor Event has occurred and is continuing                                                                                 n/a

10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                                                 273,826,503.00

        Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                            0.00
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                                0.00%
        Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)             no


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                                            0.25%
        The DCB exceeds 5% of the initial ADCB (yes/no)                                                                          no
        Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                         n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

               (i)    The ADCB of all End-User Contracts with Obligors that are governmental entities                          0.00%
                      or municipalities exceeds 1.13% of the ADCB of the Contract Pool                                           no

               (ii)   The ADCB of all End-User Contracts which finance, lease or are related                                   0.14%
                      to Software exceeds 3.88% of the ADCB of the Contract Pool                                                 no

               (iii)  The ADCB of all End-User Contracts with Obligors who comprise the three largest                          2.91%
                      Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the
                      ADCB no of the Contract Pool                                                                               no

               (iv)   The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors                   12.70%
                      (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of
                      the Contract Pool                                                                                          no

               (v)    The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor                 11.62%
                      Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the
                      Contract Pool                                                                                              no

               (vi)   The ADCB of all End-User Contracts with Obligors thereof located in a single State of the                6.67%
                      United States exceeds 17.73% of the ADCB of the Contract Pool                                              no

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
             25-Oct-99                                                                   Collection                    Reserve
                                                                                          Account                       Fund
                                                                                          -------                       ----
Beginning Account Balance                                                                         0.00                2,738,265.00
Investment Earnings                                                                          17,203.08                   12,353.99

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts  and less Servicer Advances plus Payaheads    4,078,933.52
Add: Prepayment Am                                                                          971,157.83
Add: Recoveries                                                                             179,181.16
Add: Investment Earnings                                                                     29,557.07                  (12,353.99)
Add: Late Charges                                                                            21,255.53
Add: Expired Lease Proceeds                                                                       0.00
Add: Servicer Advances                                                                      239,726.10



Available Amounts                                                                         5,519,811.21                2,738,265.00
------------------



Payments on Distribution Date
-----------------------------

   (A) **    Indenture Trustee Fees (first in funds allocation during a Restricting Event         0.00
                or an Event of Default)
    (A)      Unreimbursed Servicer Advances                                                       0.00

    (B)      Monthly Servicing Fee, due and accrued, including any amounts unpaid            33,575.68

    (C)      Class A-1 Notes interest, due and accrued, including any amounts unpaid              0.00

    (D)      Class A-2 Notes interest, due and accrued, including any amounts unpaid        392,271.66

    (E)      Class B Notes interest, due and accrued, including any amounts unpaid           17,979.34

    (F)      Class C Notes interest, due and accrued, including any amounts unpaid           12,318.15

    (G)      Class D Notes interest, due and accrued, including any amounts unpaid           14,069.99

    (H)      The Class A-1 Principal Payment Amount                                               0.00

    (I)      The Class A-2 Principal Payment Amount                                       4,852,384.67

    (J)      The Class B Principal Payment Amount                                           197,211.72

    (K)      The Class C Principal Payment Amount                                                 0.00

    (L)      The Class D Principal Payment Amount                                                 0.00

    (M)      Amounts required to meet the Reserve Fund Amount                                     0.00                        0.00

   (B)*      Monthly Servicing Fee, due and accrued, including any amounts unpaid
             (applicable only if an Obligor Event has occurred and is continuing)

                                                                                                  0.00

    (N)      Any excess to Certificateholders                                                     0.00

Distributions to Noteholders and Certificateholders                                       5,519,811.21

Ending balance of accounts                                                                        0.00                2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
             25-Oct-99
             A Restricting Event has occurred and is continuing (yes\no)                                               no

             Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                   0.00



Unreimbursed Servicer Advances
------------------------------

     (i)     Current month Unreimbursed Servicer Advances                                                                     0.00
    (ii)     Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                       0.00
   (iii)     Total Unreimbursed Servicer Advances due ((i) + (ii) )                                                           0.00
    (iv)     Unreimbursed Servicer Advances distributed                                                                       0.00
             Unpaid Unreimbursed Servicer Advances (or arrearage)                                                             0.00




Servicing Fee Schedule
----------------------

     (i)     Servicing Fee Percentage                                                                                          0.50%
    (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                                         80,581,642.76
   (iii)     Servicing Fee ( ( (i) / 12 ) x  (ii) )                                                                       33,575.68
    (iv)     Servicing Fee accrued but not paid in prior periods                                                               0.00
     (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                          33,575.68
    (vi)     Monthly Servicing Fee distributed                                                                            33,575.68
             Servicing Fee accrued but not paid                                                                                0.00


Class A-1 Interest Schedule
---------------------------

             Opening Class A-1 principal balance                                                                               0.00
     (i)     Class A-1 Interest Rate                                                                                         5.7325%
    (ii)     Number of days in Accrual Period                                                                                     0
             Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                           0.0000%
             Current Class A-1 interest due                                                                                    0.00
             Prior Class A-1 interest arrearage                                                                                0.00
             Current Period Interest Shortfall                                                                                 0.00

             Class A-1 interest distribution                                                                                   0.00



Class A-2 Interest Schedule
---------------------------

             Opening Class A-2 principal balance                                                                      73,666,038.54
             Class A-2 Interest Rate                                                                                         6.3900%
             Class A-2 Interest Rate x 30/360                                                                                0.5325%
             Current Class A-2 interest due                                                                              392,271.66
             Prior Class A-2 interest arrearage                                                                                0.00
             Current Period Interest Shortfall                                                                                 0.00

             Class A-2 interest distribution                                                                             392,271.66



Class B Interest Schedule
-------------------------

             Opening Class B principal balance                                                                         3,319,263.04
             Class B Interest Rate                                                                                           6.5000%
             Class B Interest Rate x 30/360                                                                                  0.5417%
             Current Class B interest due                                                                                 17,979.34
             Prior Class B interest arrearage                                                                                  0.00
             Current Period Interest Shortfall                                                                                 0.00

             Class B interest distribution                                                                                17,979.34

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
             25-Oct-99
Class C Interest Schedule
-------------------------

             Opening Class C principal balance                                                            2,212,842.03
             Class C Interest Rate                                                                              6.6800%
             Class C Interest Rate x 30/360                                                                     0.5567%
             Current Class C interest due                                                                    12,318.15
             Prior Class C interest arrearage                                                                     0.00
             Current Period Interest Shortfall                                                                    0.00

             Class C interest distribution                                                                   12,318.15

Class D Interest Schedule
-------------------------

             Opening Class D principal balance                                                            2,212,842.03
             Class D Interest Rate                                                                              7.6300%
             Class D Interest Rate x 30/360                                                                     0.6358%
             Current Class D interest due                                                                    14,069.99
             Prior Class D interest arrearage                                                                     0.00
             Current Period Interest Shortfall                                                                    0.00

             Class D interest distribution                                                                   14,069.99

Class A-1 Principal Schedule
----------------------------
             Class A-1 Maturity Date                                                                           9/25/98
    (i)      Opening Class A-1 principal balance                                                                  0.00
    (ii)     ADCB as of last day of second preceding Collection Period                                   80,581,642.76
    (iii)    ADCB as of last day of immediately preceding Collection Period                              75,695,019.18
             Expected Class A-1 Payment ((ii) - (iii))                                                    4,886,623.58
    (iv)     Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                        0.00
             Class A-1 Principal Payment Amount (lesser of (i) or ((ii) - (iii) ) + (iv))                         0.00
             Class A-1 Principal Payment Amount distribution                                                      0.00
                                         Shortfall                                                                0.00

             Class A-1 Principal Balance after current distribution                                               0.00

Class A-2 Principal Schedule
----------------------------

    (i)      Opening Class A-2 principal balance                                                         73,666,038.54
    (ii)     Applicable Class A-2 Percentage                                                                     90.91%
    (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes        75,695,019.18
    (iv)     Current month targeted Class A-2 principal balance ((ii)* (iii))                            68,813,653.87
    (v)      (i) - (iv) (zero until Class A-1 has been retired)                                           4,852,384.67
    (vi)     Class A-2 Principal Payment Amount (lesser of (i) or (v))                                    4,852,384.67

             Class A-2 Principal Payment Amount distributed                                               4,852,384.67
                                         Shortfall                                                                0.00

             Class A-2 principal balance after current distribution                                      68,813,653.87

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
             25-Oct-99
Class B Principal Schedule
--------------------------

    (i)      Opening Class B principal balance                                                            3,319,263.04
    (ii)     Applicable Class B Percentage                                                                        3.90%
    (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes        75,695,019.18
    (iv)     Current month targeted Class B principal balance ((ii) * (iii))                              2,949,156.56
    (v)      (i) - (iv) (zero until Class A-1 has been retired)                                             370,106.48
    (vi)     Class B Principal Payment Amount (lesser of (i) or (v))                                        370,106.48

             Class B Principal Payment Amount distributed                                                   197,211.72

                                       Shortfall                                                            172,894.76

             Class B principal balance after current distribution                                         3,122,051.32

Class C Principal Schedule
--------------------------


    (i)      Opening Class C principal balance                                                            2,212,842.03
    (ii)     Applicable Class C Percentage                                                                        2.60%
    (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes        75,695,019.18
    (iv)     Current month targeted Class C principal balance ((ii) * (iii))                              1,966,104.38
    (v)      (i) - (iv) (zero until Class A-1 has been retired)                                             246,737.65
    (vi)     Class C Principal Payment Amount (lesser of (i) or (v))                                        243,737.65

             Class C Principal Payment Amount distributed                                                         0.00
                                       Shortfall                                                            246,737.65

             Class C principal balance after current distribution                                         2,212,842.03

Class D Principal Schedule
--------------------------

    (i)      Opening Class D principal balance                                                            2,212,842.03
    (ii)     Applicable Class D Percentage                                                                        2.60%
    (iii)    ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes        75,695,019.18
    (iv)     Current month targeted Class D principal balance ((ii) * (iii))                              1,966,104.38
    (v)      (i) - (iv) (zero until Class A-1 has been retired)                                             246,737.65
    (vi)     Class D Principal Payment Amount (lesser of (i) or (v))                                        246,737.65

             Class D Principal Payment Amount distributed                                                         0.00
                                       Shortfall                                                            246,737.65

             Class D principal balance after current distribution                                         2,212,842.03

Reserve Fund Schedule
---------------------

             Prior month Reserve Fund balance                                                             2,738,265.00
             Initial ADCB                                                                               273,826,503.00
             Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                          2,738,265.00
                                     (ii) outstanding principal of the Notes)
             Current period draw on Reserve Fund                                                                  0.00
             Required deposit to Reserve Fund                                                                     0.00
             Actual deposit to Reserve Fund                                                                       0.00
             Interest Earned on Reserve Account                                                              12,353.99
             Deposit to Certificateholder                                                                         0.00
             Ending Reserve Fund balance                                                                  2,738,265.00

             Ending Reserve Fund balance as a percentage of ADCB                                                  3.62%

Servicing Fee Schedule
----------------------

             Servicing Fee during an Obligor Event                                                                0.00
             Servicing Fee paid                                                                                   0.00

Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
             25-Oct-99
                                           CUSIP # 423327AA3
             Class A-1
             ---------
             Class A-1 principal balance                                        0.00
             Initial Class A-1 principal balance                       62,980,096.00

             Note factor                                                 0.000000000

                                           CUSIP # 423327AB1
             Class A-2
             ---------
             Class A-2 principal balance                               68,813,653.87
             Initial Class A-2 principal balance                      191,678,552.00

             Note factor                                                 0.359005497

                                           CUSIP # 423327AC9
             Class B
             -------
             Class B principal balance                                  3,122,051.32
             initial Class B principal balance                          8,214,795.00

             Note factor                                                 0.380052250

                                           CUSIP # 423327AD7
             Class C
             -------
             Class C principal balance                                  2,212,842.03
             Initial Class C principal balance                          5,476,530.00

             Note factor                                                 0.404059145

             Class D
             -------
             Class D principal balance                                  2,212,842.03
             Initial Class D principal balance                          5,476,530.00

             Note factor                                                 0.404059145

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
             25-Oct-99

ADCB as of the last day of the Collection Period                                                           75,695,019.18

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                              0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                              0
Defaulted Contracts as a percentage of ADCB (annualized)                                                            0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                               0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                               0

DCB of Prepaid Contracts as of the last day of the Collection Period                                          802,105.40
Number of Prepaid Contracts as of the last day of the Collection Period                                               20

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                  0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                  0

DCB of Warranty Contracts as of the last day of the Collection Period                                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                                               0

DCB of repurchased Contracts as of the last day of the Collection Period                                            0.00
Number of repurchased Contracts as of the Collection Period                                                            0

DCB of Additional Contracts as of the last day of the Collection Period                                             0.00
Number of Additional Contracts as of the Collection Period                                                             0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period              179,181.16

Delinquencies                                                        Dollars                                     Percent
                                                                  -------------                                  -------
      Current                                                     68,500,465.36                                    89.87%
      31-60 days past due                                          5,412,576.48                                     7.10%
      61-90 days past due                                          1,205,286.91                                     1.58%
      Over 90 days past due                                        1,103,051.13                                     1.45%
                                                                  -------------                                  -------
      Total                                                       76,221,379.88                                   100.00%

      31+ days past due                                            7,720,914.52                                    10.13%

 (i)  DCB of cumulative Defaulted Contracts (cumulative gross
      losses to date)                                                                                       3,916,742.63

 (ii) Cumulative Recoveries realized on Defaulted Contracts                                                 2,239,410.62
      Cumulative net losses to date ((i) - (ii))                                                            1,677,332.01

      ---------------------------------------------------------------------------
                                  Static Information
      Initial ADCB                                                  273,826,503
      Discount Rate                                                      6.9239%
      Class A-1 Initial Principal Amount                             62,980,096
      Class A-1 Interest Rate                                            5.7325%
      Class A-2 Initial Principal Amount                            191,678,552
      Class A-2 Interest Rate                                            6.3900%
      Class B Initial Principal Amount                                8,214,795
      Class B Interest Rate                                              6.5000%
      Class C Initial Principal Amount                                5,476,530
      Class C Interest Rate                                              6.6800%
      Class D Initial Principal Amount                                5,476,530
      Class D Interest Rate                                              7.6300%
      Reserve Fund Initial Deposit                                    2,738,265
      Class A-1 Maturity Date                                          09/25/98
      Classes A-2, B, C, & D Maturity Date                             05/25/05
      Closing Date                                                     09/04/97
      ---------------------------------------------------------------------------